Exhibit 10.30

                      PUBLIC COMPANY EXPENSES AGREEMENT
                      ---------------------------------


          This PUBLIC COMPANY EXPENSES AGREEMENT dated as of April 27, 1996 (this "Agreement") is made between SAKS & COMPANY, a New York corporation (the "Company"), SAKS HOLDINGS, INC., a Delaware corporation ("Holdings").

                                 R E C I T A L S
                                 - - - - - - - -

          WHEREAS, it is in the best interest of the Company and Holdings that the Company obtain additional equity capital through the sale by Holdings of common stock of Holdings ("Holdings Stock") in a public offering (the "Offering");

          WHEREAS, the Company has requested, and Holdings has agreed, that Holdings make a capital contribution of substantially all of the net proceeds of the Offering to the Company promptly upon the consummation thereof;

          WHEREAS, it is in the best interest of the Company and Holdings that Holdings become, and maintain its status as, a company registered under the Securities Exchange Act of 1934 and that Holdings seek to maintain an efficient secondary market in Holdings Stock, in connection with which Holdings will incur, from time to time after the consummation of the Offering, various costs and expenses (the "Public Company Expenses") reasonably incidental thereto and including, without limitation, costs and expenses related to the Offering, fees payable to the Securities and Exchange Commission (and any successor thereto), to any exchange upon which Holdings Stock is listed and fees and expenses of any accountant, counsel or any other person in connection with such status; and

          WHEREAS, Holdings has requested, and by the Company's execution hereof, the Company has agreed, that the Company shall reimburse Holdings for the Public Company Expenses of Holdings in accordance with the terms of this Agreement.

                                A G R E E M E N T
                                - - - - - - - - -

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holdings hereby agree as follows:

          Section 1.     Payment  of Public Company Expenses.  Promptly upon the
                         -----------------------------------
presentation to the Company of evidence reasonably satisfactory to the Company of the incurrence by Holdings of any Public Company Expense, the Company shall pay either to Holdings the amount of such Public Company Expense or pay such Public Company Expense directly, at its option.

          Section 2.     Termination.   This Agreement shall terminate  upon the
                         -----------
occurrence of any event that causes Holdings to own less than 50% of the outstanding voting stock of the Company.

          Section 3.     Assignment.  This Agreement may not be assigned without
                         ----------
the prior written consent of each party hereto.

          Section 4.     Counterparts.   This Agreement  may be executed  in any
                         ------------
number of counterparts by the parties hereto, and all of said counterparts, when taken together, shall be deemed to constitute one and the same instrument.

          Section 5.     Governing  Law.  THIS  AGREEMENT SHALL BE  GOVERNED BY,
                         --------------
AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the date first above written.


                              SAKS & COMPANY



                              By: /s/
                                  ------------------------------------
                                  Title:


                              SAKS & HOLDINGS, INC.



                              By: /s/ Philip B. Miller
                                  ---------------------------------
                                  Title: